Report of
Independent
Registered Public
Accounting Firm

To the Shareholders
and
Board of Trustees of
Federated Institutional
Trust

In planning and
performing our audits
of the financial
statements of the
Federated Short-
Intermediate Total
Return Bond Fund,
(the ?Fund?), a
portfolio of Federated
Institutional Trust, as
of and for the year
ended August 31,
2016, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States),
we considered the
Fund?s internal control
over financial
reporting, including
controls over
safeguarding
securities, as a basis
for designing our
auditing procedures for
the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Fund?s internal control
over financial
reporting. Accordingly,
we express no such
opinion.

Management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls. A company?s
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting and
the preparation of
financial statements for
external purposes in
accordance with
generally accepted
accounting principles.
A company?s internal
control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of financial statements
in accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being
made in accordance
with authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of the
unauthorized
acquisition, use, or
disposition of the
company?s assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in
internal control over
financial reporting
exists when the design
or operation of a
control does not allow
management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A
material weakness is a
deficiency, or a
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the Funds? annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
the Fund?s internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the
Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund?s internal control
over financial
reporting and its
operation, including
controls over
safeguarding securities
that we consider to be
a material weakness as
defined above as of
August 31, 2016.

This report is intended
solely for the
information and use of
management and the
Board of Trustees of
Federated Institutional
Trust and the
Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than those specified
parties.

/s/ KPMG

Boston, Massachusetts
October 24, 2016